SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                        Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           THE MIDDLETON DOLL COMPANY
                (Name of Registrant as Specified in its Charter)

               ---------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                 THE MIDDLETON
                                  DOLL COMPANY


                                        April 5, 2002

Dear Shareholder:

     On behalf of the Board of Directors and management of The Middleton Doll Company (the "Company"), we cordially invite you to attend the Annual Meeting of Shareholders of the Company, to be held at 4:00 p.m. on Thursday, May 2, 2002, in the Superior Room of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting. A copy of the Company's Annual Report on Form 10-K is also included in this booklet. At the meeting we shall report on Company operations and the outlook for the year ahead.

     Your Board of Directors has nominated four persons to serve as directors, each of whom are incumbent directors. In addition, the Proxy Statement contains a proposal to ratify or reject the selection of Virchow, Krause & Company, LLP as the independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 2002.

     The Board of Directors recommends that you vote your shares for the director nominees and to ratify the selection of Virchow, Krause & Company, LLP as the independent certified public accountants.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please complete, sign and date the enclosed proxy and return it in the accompanying postage-paid return envelope as promptly as possible. This will ensure that your shares are represented at the meeting.

     We look forward with pleasure to seeing and visiting with you at the meeting.

                                        Very truly yours,

                                        THE MIDDLETON DOLL COMPANY

                                        /s/ George R. Schonath

                                        George R. Schonath
                                        President and Chief Executive Officer

                                 THE MIDDLETON
                                  DOLL COMPANY


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 2, 2002

                TO THE SHAREHOLDERS OF THE MIDDLETON DOLL COMPANY

     Notice is hereby given that the Annual Meeting of Shareholders of The Middleton Doll Company (the "Company"), will be held in the Superior Room of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Thursday, May 2, 2002 at 4:00 p.m., for the purpose of considering and voting upon the following matters:

          1. To elect four (4) directors, two (2) of whom will be elected by holders of the Preferred Stock, to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

          2. To ratify or reject the selection of Virchow, Krause & Company, LLP as the independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 2002.

          3. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponements thereof.

     The Board of Directors is not aware of any other business to come before the meeting. Shareholders of record at the close of business on March 20, 2002, are the shareholders entitled to vote at the meeting and any adjournments or postponements thereof.

                                        By Order of the Board of Directors

                                        /s/ George R. Schonath

                                        George R. Schonath
                                        President and Chief Executive Officer

Pewaukee, Wisconsin
April 5, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 THE MIDDLETON
                                  DOLL COMPANY


                              W239 N1700 Busse Road
                         Waukesha, Wisconsin 53188-1160

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 2002

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of The Middleton Doll Company (the "Company") of proxies to be used at the annual meeting of shareholders which will be held in the Superior Room of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Thursday, May 2, 2002 at 4:00 p.m., and all adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

Voting Rights and Proxy Information

     Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting. This proxy statement and the enclosed form of proxy are being mailed to shareholders on or about April 5, 2002.

     All shares of Common Stock and Preferred Stock represented at the meeting by properly executed proxies received prior to or at the meeting, and not revoked, will be voted at the meeting in accordance with the instructions thereon. The shares represented by executed but unmarked proxies will be voted FOR the persons nominated for election as directors, FOR the ratification of the selection of Virchow, Krause & Company, LLP (the "Independent Auditors") as the independent certified public accountants for the year ending December 31, 2002 and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy.

     A majority of the shares of Common Stock, 6-2/3 cents par value (the "Common Stock"), and the Series A Adjustable Rate Cumulative Preferred Stock, $.01 par value (the "Preferred Stock"), as one class, present in person or represented by proxy and entitled to vote, shall constitute a quorum for purposes of the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum but will not affect the vote required for approval of the election of directors or any proposal. Other than the election of directors and the ratification of the Independent Auditors, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

     Only holders of record of Common Stock and Preferred Stock at the close of business on March 20, 2002, are entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. Holders of Preferred Stock are entitled to vote, as a separate voting class, for the election of two (2) directors of the Company. In addition to a quorum of the shares of Common Stock and Preferred Stock, as one class, a separate quorum representing a majority of the shares of Preferred Stock shall be necessary in connection with the voting for such directors. In addition, holders of Preferred Stock are entitled to vote with holders of Common Stock, as one voting class, for the election of the remaining two (2) directors of the Company and for the ratification of the Independent Auditors. On March 20, 2002, the Company had outstanding and entitled to vote 3,727,589 shares of Common Stock and 674,191 shares of Preferred Stock. The record holder of each outstanding share is entitled to one vote.

     The Board of Directors would like to have all shareholders represented at the meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of the Company a later dated proxy relating to the same shares prior to the exercise of such proxy, (ii) filing with the Secretary of the Company at or before the meeting a written notice of revocation bearing a later date than the proxy, or (iii) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Susan J. Hauke, Secretary, at W239 N1700 Busse Road, Waukesha, Wisconsin 53188-1160.

                     Proposal No. 1 - ELECTION OF DIRECTORS

     At the Annual Meeting, the holders of Preferred Stock will elect, voting as a separate class, two (2) directors of the Company to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the holders of Preferred Stock otherwise specify, the shares represented by the proxies received for the election of two (2) directors will be voted in favor of the election as directors of Salvatore L. Bando and David A. Geraldson. The holders of the Common Stock and the Preferred Stock will elect, voting as one class, two (2) directors of the Company to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the shareholders otherwise specify, the shares represented by the proxies received for the election of two (2) directors will be voted in favor of the election as directors of Peter A. Fischer and George R. Schonath.

     Proxies of holders of Common Stock cannot be voted for more than two (2) persons and proxies of holders of Preferred Stock cannot be voted for more than four (4) persons. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as director if elected. However, in the event that any of the nominees should be unable or for good cause unwilling to serve, the shares represented by proxies received will be voted for substitute nominees selected by the Board. Directors will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors. Votes will be tabulated by inspectors of election appointed by the Board.

     The Company's by-laws provide for five (5) directors. However, Mr. Robert
A. Cooper, a director for fifteen years, has elected not to stand for re-election to the Board leaving a vacancy. The Board of Directors has the discretion to either amend the by-laws to reduce the number of directors to four
(4) or to appoint a new director to fill the vacancy who would serve until the next annual meeting of shareholders. The Board expects to make its determination in the near future following the meeting.

     The following table sets forth certain information about the Board's nominees for election as directors of the Company. Except as otherwise noted, each nominee has engaged in the principal occupation or employment and held the offices shown for more than the past five years. The table provides information as of February 28, 2002, as to the age, principal occupation, background for at least the last five years and period of service as a director for each person.

--------------------------------------------------------------------------------
                                               Principal Occupation;
                    Director            Office, if any, Held in the Company;
           Name       Since    Age              Other Directorships
------------------  --------  -----  -------------------------------------------
Salvatore L. Bando    1999     58    Retired, formerly Special Assistant to the
                                     President of the Milwaukee Brewers from
                                     September, 1999 to November, 2001. Senior
                                     Vice President of Baseball Operations for the Milwaukee Brewers from 1991 to 1999.
                                     Director of InvestorsBancorp, a bank
                                     holding company, from 1997 to 1999.
                                     Previously a director of the Company from 1980 until 1997 and an officer of the Company from 1980 until 1991.

Peter A. Fischer      1983     59    Associate Pastor of Portview Christian
                                     Center, Port Washington, Wisconsin since
                                     1992; a former Director, and from 1981 to 1989, the President and Chief Executive
                                     Officer of Medalist Industries, Inc. (a
                                     manufacturer of industrial and consumer
                                     products).

David A. Geraldson    1983     71    President since 1993 and prior thereto
                                     Secretary and Treasurer of Precision Gears,
                                     Inc. (a manufacturer of gears, splined
                                     shafts, speed reducers and worm gear
                                     winches).

George R. Schonath    2001     61    President and Chief Executive Officer of
                                     the Company since 1997; Chairman of the
                                     Board and Chief Executive Officer of the
                                     Company from 1983 to 1997; President, Chief
                                     Executive Officer and director of
                                     InvestorsBancorp, Inc. and InvestorsBank
                                     since they were established in 1997
--------------------------------------------------------------------------------

     All of the Company's directors will hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. There are no arrangements or understandings between the Company and any other person pursuant to which any of the Company's directors have been selected for their respective positions.

     THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES THE HOLDERS OF PREFERRED STOCK TO VOTE "FOR" MESSRS. BANDO AND GERALDSON AND URGES EACH SHAREHOLDER TO VOTE "FOR" MESSRS. FISCHER AND SCHONATH. SHARES REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" ALL APPROPRIATE NOMINEES.


                               BOARD OF DIRECTORS

     The Board has standing Compensation and Audit Committees, but does not have a nominating committee. The Compensation Committee, which presently consists of Messrs. Fischer, Geraldson, Bando and Mr. Robert A. Cooper had one meeting during the year ended December 31, 2001. The Compensation Committee approves all matters relating to the compensation of the Company's directors and officers, including salary rates, participation in any incentive bonus plans, fringe benefits, and other forms of compensation, and approves the grant of stock options under the Company's 1997 Stock Option Plan and 1993 Incentive Stock Option Plan.

     The Audit committee, which presently consists of Messrs. Geraldson, Bando, Fischer and Mr. Robert A. Cooper held one meeting in the year ended December 31, 2001. All of the members of the Audit Committee are independent (as independence is defined in the listing standards of the National Association of Securities Dealers, Inc). The Audit Committee reviews with the Company's independent auditors the plan and scope of their audit, findings and conclusions of their auditing engagement, the Company's procedures for internal auditing, the adequacy of the Company's system of internal controls and the accounting principles and policies of the Company; evaluates the independence of the independent auditors and the quality of the professional services provided by the independent auditors and recommends to the Board the engagement, continuation or discharge of the independent auditors. The Board of Directors has adopted a written charter for the Audit Committee.

     The Board held four (4) meetings in the year ended December 31, 2001. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which he served.

     Directors, who are not Company employees, were paid an annual retainer fee of $10,000 plus a $1,000 fee for each meeting of the Board or a committee attended.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock at February 28, 2002, by each person known by the Company to be the beneficial owner of more than five (5) percent of the outstanding Common Stock, by each director or nominee, by each executive officer named in the Summary Compensation Table set forth below, and by all directors and executive officers of the Company as a group. Except as of otherwise indicated, the named individuals have sole power to vote and dispose of such shares.

                    Amount and Nature of Beneficial Ownership

                                       Amount and
           Name of                Nature of Beneficial          Percent
     Beneficial Owner(1)              Ownership(2)              of Class
     -------------------          --------------------          --------

     George R. Schonath                207,722(3)                  5.6%
     Salvatore L. Bando                175,362(4)                  4.7%
     Robert A. Cooper                   32,100(5)                   *
     Peter A. Fischer                   33,033(6)                   *
     David A. Geraldson                 93,950(7)                  2.5%
     All executive officers
      and directors as a
      group (9 persons)                708,155(8)                 19.0%

     *    Less than one percent (1%).

     (1) The address of each person identified in this table is W239 N1700 Busse Road, Waukesha, Wisconsin 53188-1160.
     (2) Includes the following shares subject to stock options which were exercisable as of or within sixty (60) days of February 28, 2002: all directors and executive officers as a group, 8,800 shares. Options to purchase 203,445 shares are not included in the amounts listed in the table because they are held by Mr. Schonath's daughters' irrevocable trusts. Mr. Schonath disclaims any beneficial ownership of the options.
     (3) Includes (a) 186,375 shares held by the Schonath Family Partnership for which Mr. Schonath is Managing Partner and (b) 21,347 shares held by InvestorsBank's 401(k) profit sharing plan on behalf of Mr. Schonath. Does not include (a) 60,284 shares held in irrevocable trusts for the benefit of his daughters, (b) 203,445 shares subject to stock options that are held in irrevocable trusts for the benefit of his daughters and (c) 872 shares held directly by his daughters.
     (4) Includes (a) 59,818 shares held jointly with or by spouse (shared voting and dispositive power) and (b) 8,863 shares held by InvestorsBank's 401(k) profit sharing plan on behalf of this individual.
     (5) Includes 1,100 shares held jointly with or by spouse (shared voting and dispositive power).
     (6) Includes (a) 11,324 shares held jointly with or by spouse (shared voting and dispositive power) and (b) 12,257 shares held by a Keogh plan on behalf of this individual.
     (7) Includes (a) 10,747 shares held jointly with or by spouse (shared voting and dispositive power) and (b) 66,058 shares owned by the Precision Gears, Inc. profit sharing plan for which Mr. Geraldson acts as co-trustee (shared voting and dispositive power).
     (8) Assumes the exercise of all options which were currently exercisable as of or exercisable within 60 days of February 28, 2002. Excludes shares held for other employees by InvestorsBank's 401(k) profit sharing plan, for which Mr. Schonath is a trustee and may be deemed to have shared voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of the Common Stock to file reports of ownership with the Securities and Exchange Commission and with the National Association of Securities Dealers, Inc. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Mr. Timothy R. Voss, Senior Vice President of the Company, filed one late Form 3.


                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid for the last three years to the Company's President and Chief Executive Officer. There were no other executive officers of the Company whose aggregate salary and bonus exceeded $100,000 for the year ended December 31, 2001. The person named in the table below is sometimes referred to herein as the named executive officer.

                                        Summary Compensation Table

                                                                         Long Term
                                   Annual Compensation              Compensation Awards
       (a)            (b)     (c)         (d)          (e)           (f)          (g)           (h)
                                                                               Securities
    Name and                                          Other       Restricted   Underlying       All
    Principal                Salary                   Annual        Stock        Option/       Other
    Position          Year    (1)        Bonus     Compensation     Awards        SARs      Compensation
    ---------         ----   ------      -----     ------------   ----------   ----------   ------------

George R. Schonath,   2001   $220,000   $    ---      $  ---        $  ---        ---        $78,979(2)
President and Chief   2000   $220,000   $    ---      $  ---        $  ---        ---        $68,680
Executive Officer     1999   $180,000   $112,000      $  ---        $  ---        ---        $56,412

(1)  Includes amounts deferred under the Company's 401(k) plan.

(2)  Consists of (a) $74,527 for the Company's contribution for supplemental retirement benefits and (b)
     $4,452 for the Company's contribution to the 401(k) profit sharing plan.


1993 Incentive Stock Option Plan

     The Company has in effect the Bando McGlocklin Capital Corporation 1993 Incentive Stock Option Plan (the "1993 Plan") pursuant to which there are outstanding options to purchase an aggregate of 11,000 shares held by a vice president of the Company. No options were granted in 2001 under the 1993 Plan. As of December 31, 2001, there were 89,000 shares of Common Stock available for issuance under the 1993 Plan. The Compensation Committee does not intend to issue any additional options under the 1993 Plan. Mr. Schonath holds no options under this plan.

1997 Stock Option Plan

     The Company has in effect the 1997 Plan pursuant to which there are outstanding options to purchase an aggregate of 203,445 shares. The options were originally granted to George R. Schonath in 1997 and subsequently gifted by him to his daughters' irrevocable trusts. He holds no options under the 1997 Plan. No options were granted in 2001 under the 1997 Plan. As of December 31, 2001 there were 16,555 options available for issuance under the 1997 Plan.

Compensation Committee Interlocks and Insider Participation

     In May 2001, the Compensation Committee considered the compensation packages of Mr. George R. Schonath and Mr. Jon McGlocklin, currently a vice president of the Company. The Compensation Committee is composed of Robert A. Cooper, David A. Geraldson, Salvatore L. Bando and Peter
A. Fischer. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries except for Mr. Bando who was a former officer of the Company. Messrs. McGlocklin and Schonath do not participate in decisions regarding their respective compensation.

Compensation Committee Report

     The Compensation Committee of the Board is responsible for all aspects of the Company's compensation package offered to its executive officers, including the named executive officer. The Compensation Committee determines the compensation package (including the grant of stock options pursuant to the 1997
Plan) to be paid to each executive officer.

     Executive Compensation Policies. The Company's executive compensation program is intended to establish a relationship between compensation and the Company's business strategies as well as the Company's goal of maintaining and improving profitability and maximizing long-term shareholder value. The focus of compensation decisions is on the achievement of long-term performance objectives as opposed to the attainment of short-term, narrowly defined goals. The focus on long-term performance objectives is intended to avoid unwarranted adjustments in executive compensation based solely on short-term swings (either up or down) in the Company's markets.

     In recommending and establishing levels of executive compensation, it is the policy of the Compensation Committee to (a) offer competitive compensation packages in order to attract and retain key executive officers crucial to the Company's long-term success; (b) provide, on a limited basis, performance-based compensation opportunities (including equity-based awards) which allow executive officers to earn rewards for long-term strategic management and the enhancement of shareholder value; (c) establish a relationship between executive compensation and the Company's annual and long-term strategic goals; and (d) provide compensation programs which recognize and reward individual initiative and achievement.

     Executive Compensation Package. As reflected under the Summary Compensation Table, the Company's executive compensation package consists primarily of salary, a payment to Mr. Schonath of supplemental retirement benefits, and, to a limited extent, bonus awards and stock option grants, as well as benefits under the employee benefits plans offered by the Company.

     The Compensation Committee awarded a base salary to its Chief Executive Officer for the year ended December 31, 2001 of $220,000 and a payment of supplemental retirement benefits of $78,979. No bonus or stock options were paid or granted to Mr. Schonath for the year ended December 31, 2001.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits deductibility for federal income tax purposes of compensation in excess of $1 million paid to the Chief Executive Officer and certain executive officers unless certain requirements are met. The Compensation Committee does not believe that in the foreseeable future the annual compensation of any executive officer will be subject to the limit.

                           The Middleton Doll Company
                         Compensation Committee Members

                               Salvatore L. Bando
                                Robert A. Cooper
                               David A. Geraldson
                                Peter A. Fischer

                             AUDIT COMMITTEE REPORT

     Pursuant to its written charter, the Audit Committee ("Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the Independent Auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee discussed with the Independent Auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services provided by the auditors to the Company with their independence.

     The Committee discussed with the Independent Auditors the overall scope and plans for their audit of the Company's consolidated financial statements. The Committee meets with the Independent Auditors, with and, as deemed advisable, without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board of Directors has accepted that recommendation) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have selected, subject to shareholder ratification, the Company's Independent Auditors.

                           The Middleton Doll Company
                                 Audit Committee

                               Salvatore L. Bando
                                Robert A. Cooper
                               David A. Geraldson
                                Peter A. Fischer


                             PERFORMANCE INFORMATION

     The following graph compares on a cumulative basis changes since December 31, 1996 in (a) the total shareholder return on the Common Stock, (b) the total return of companies in the Nasdaq Stock Market Index ("Nasdaq U.S."), and (c) the total shareholder return of companies in the Nasdaq Stocks Miscellaneous Investing Index ("Nasdaq MI") consisting of a peer group of publicly-traded REITs. The total return information presented in the graph assumes the reinvestment of dividends. The graph assumes $100 was invested on December 31, 1996 in Common Stock, the Nasdaq U.S. and the Nasdaq MI.

$350.00
$300.00
$250.00                            [GRAPHIC OMITTED]
$200.00
$150.00
$100.00
$ 50.00
$     -   ----------------------------------------------------------------------
           12/31/96    12/31/97    12/31/98    12/31/99    12/31/00    12/31/01


The Middleton Doll
 Company              $100.00   $121.00   $109.30   $117.50   $ 98.80   $ 99.70
Nasdaq U.S.           $100.00   $122.50   $172.70   $320.80   $193.00   $153.10
Nasdaq MI             $100.00   $129.20   $109.80   $125.70   $ 78.10   $104.50


(1) During the period from December 31, 1995 to December 31, 1996, the Company was registered under the Investment Company Act of 1940 as a closed-end investment company, but its shares of Common Stock were traded on the Nasdaq Stock Market. As of January 1, 1997, the Company became a reporting company under the Securities Exchange Act of 1934, as amended, and its shares of common stock are still traded on the Nasdaq Stock Market.

                           RELATED PARTY TRANSACTIONS

     The Company and InvestorsBancorp, Inc., a one-bank holding company, together with its wholly-owned subsidiary, InvestorsBank, share common offices and personnel. George R. Schonath is the President and Chief Executive Officer, a director and beneficial owner of 47% of the issued and outstanding common stock of InvestorsBancorp and is a director, President and Chief Executive Officer of InvestorsBank (the "Bank"). In addition, Susan J. Hauke, Vice President Finance and Secretary of the Company, is Vice President Finance and Secretary of InvestorsBancorp and Vice President Finance and Treasurer of the Bank. Joseph C. Martin, Senior Vice President of the Company, is also a Senior Vice President of InvestorsBancorp and the Bank. Jon McGlocklin, Vice President of the Company, is a director of InvestorsBancorp and the Bank.

     The Company and the Bank are parties to a "Management Services and Allocation of Expenses Agreement" (the "Management Agreement") pursuant to which the Bank manages the loan portfolio of the Company, manages the Company's leased real estate, and provides additional bookkeeping, accounting and Securities and Exchange Commission ("SEC") reporting services. For the loan management services, the Company pays the Bank a fee equal to 0.25% of the principal amount of loans under management. For leased property management fees, the Company pays the Bank a fee equal to 6% of the rents collected on the Company's leased real estate. In addition, the Company reimburses the Bank for certain salary and benefits of Bank employees who spend part or all of their time on Company bookkeeping, accounting and SEC reporting matters, and pays one-half of the salary and benefits of the person who serves as receptionist for both the Bank and the Company. In 2001, the Company paid the Bank approximately $311,000 in loan management fees, approximately $175,000 in leased real estate management fees and approximately $122,000 in reimbursed employee expenses and benefits. Also, the Company and the Bank allocate certain common overhead expenses between them. In 2001, the total common overhead expenses were approximately $148,000, of which the Company's share was $74,000. Management believes that the fee arrangement with the Bank under the Management Agreement is comparable to what would have been charged by an unrelated third party.

     The Bank leases space for its main offices from the Company. The annual rent payable by the Bank under the lease, including real estate taxes and leased furnishings, is approximately $112,000, which, except for annual rent of $58,000, represents the Bank's pro rata share of the Company's occupancy expense. Management believes the terms of the lease with the Bank are on substantially the same terms and conditions as could be obtained from an unrelated third party.

     The Company purchased loan participations from the Bank from time to time during 2001. Additional transactions may be expected to take place in 2002 and future years. All outstanding loans, commitments to loans, transactions and repurchase agreements and loan participations and servicing relationships, in the opinion of Management, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

     In 2000, the Company loaned $2,500,000 to InvestorsBancorp, Inc. pursuant to an unsecured subordinated loan maturing April 30, 2010 with quarterly interest payments at prime plus two percent. The Company believes the loan terms on this note are on substantially the same terms and conditions as could be obtained from unrelated third parties.

     George R. Schonath, the Company's President and Chief Executive Officer, owns 1% of the voting stock of Lee Middleton Original Dolls, Inc. ("LMOD"). The Company owns the remaining 99% of LMOD.

       Proposal No. 2- Ratification of Appointment of Independent Auditors

     The Board of Directors has appointed the firm of Virchow, Krause & Company, LLP as independent auditors to audit the books, records, and accounts of the Company and its subsidiaries for the year ending December 31, 2002, and proposes that the shareholders ratify such appointment. Virchow, Krause & Company, LLP acted as independent auditors for the year ended December 31, 2001. A representative of Virchow, Krause & Company, LLP is expected to attend the Annual Meeting, and will have the opportunity to make a statement and will be available to respond to appropriate questions.

     The vote necessary to ratify the appointment of independent auditors is governed by Section 180.0725(3) of the Wisconsin Business Corporation Law, which provides that a matter will be approved if a quorum is present and the number of votes cast in favor of the matter exceed the number of votes cast in opposition thereto. Accordingly, a shareholder will be deemed "present" at the Meeting by proxy because the shareholder has returned a proxy (even if the proxy card contains no instructions as to voting with respect to the ratification of the appointment of independent auditors, abstains from voting thereon, or constitutes a broker non-vote with respect thereto). Assuming a quorum is present, abstentions and broker non-votes will not affect the vote required to ratify the appointment of Virchow, Krause & Company, LLP as independent auditors.

Audit Fees

     The aggregate fees billed by Virchow, Krause & Company, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and the review of the financial statements included in the Company's Forms 10-Q were $136,830.

Financial Information Systems Design and Implementation Fees

     The fees billed by Virchow, Krause & Company, LLP for professional services rendered in connection with financial systems design and implementation for the fiscal year ended December 31, 2001 was $859.

All Other Fees

     The fees billed by Virchow, Krause & Company, LLP for consulting services for the fiscal year ended December 31, 2001 was $3,700.

     The Audit Committee took into consideration whether the providing of services described above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" was compatible with maintaining the independence of Virchow, Krause & Company, LLP.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF VIRCHOW, KRAUSE & COMPANY, LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2002.

                         Proposal No. 3 - Other Matters

     The matters in the foregoing Notice of Meeting and Proxy Statement are, as far as the Board of Directors knows, the only matters which will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, the individuals named in the accompanying Proxies will vote on them, in accordance with their best judgment exercising the authority conferred thereby.

                                  MISCELLANEOUS
Shareholder Proposals

     Any proposals of shareholders intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Secretary of the Company at its principal executive offices at W239 N1700 Busse Road, Waukesha, Wisconsin 53188-1160, on or before December 6, 2002, to be considered for inclusion in the Company's Proxy Statement and proxy relating to such meeting. Additionally, if the Company receives notice of a shareholder proposal after February 19, 2003, the persons named in the proxies solicited by the Board of Directors for the 2003 Annual Meeting may exercise discretionary voting power with respect to such proposal.

Solicitation Expenses

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to be beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ George R. Schonath

                                         George R. Schonath
                                         President and Chief Executive Officer

Pewaukee, Wisconsin
April 5, 2002

                                                                    COMMON STOCK

                           The Middleton Doll Company
                              W239 N1700 Busse Road
                         Waukesha, Wisconsin 53188-1160
           This Proxy is Solicited On Behalf of The Board of Directors

The undersigned hereby appoints George R. Schonath and Jon McGlocklin, and each of them, as Proxies with the power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of Bando McGlocklin Capital Corporation held of record by the undersigned on March 20, 2002, at the annual meeting of shareholders to be held on May 2, 2002, or at any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees and "FOR" Item 2.

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE.





         PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

                 THE MIDDLETON DOLL COMPANY 2002 ANNUAL MEETING
     The Board of Directors recommends a vote FOR the following proposals:


1.   ELECTION OF DIRECTORS:
     1 - Peter A. Fischer         [ ] FOR all nominees    [ ] WITHHOLD AUTHORITY
     2 - George R. Schonath           listed to the           to vote for all
                                      left (except as         nominees listed to
                                      specified below).       the left.


(Instructions:  To withhold authority     --------------------------------------
to vote for any indicated nominee,
write the number(s) of the nominee(s)
in the box provided to the right).        --------------------------------------

2. To ratify or reject the selection of Virchow, Krause & Company, LLP as the independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 2002.

                                         [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



Check appropriate box.
Indicate changes below:           Date ______________             NO. OF SHARES

Address Change? [ ]    Name Change? [ ]   --------------------------------------


                                          --------------------------------------
                                          Signature(s) In Box
                                          Please sign exactly as your name
                                          appears hereon. When signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, please give full
                                          title as such. If a corporation,
                                          please sign in full corporate name by
                                          the President or other authorized
                                          officer. If a partnership, please sign
                                          in partnership name by authorized
                                          person.

                                                                 PREFERRED STOCK

                           The Middleton Doll Company
                              W239 N1700 Busse Road
                         Waukesha, Wisconsin 53188-1160
           This Proxy is Solicited On Behalf of The Board of Directors

The undersigned hereby appoints George R. Schonath and Jon McGlocklin, and each of them, as Proxies with the power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated below all of the shares of Preferred Stock of Bando McGlocklin Capital Corporation held of record by the undersigned on March 20, 2002, at the annual meeting of shareholders to be held on May 2, 2002, or at any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees and "FOR" Item 2.

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE.





         PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

                 THE MIDDLETON DOLL COMPANY 2002 ANNUAL MEETING
     The Board of Directors recommends a vote FOR the following proposals:

1.  ELECTION OF DIRECTORS:          [ ] FOR all nominees  [ ] WITHHOLD AUTHORITY
                                        listed to the         to vote for all
(i)  Directors elected by holders       left (except as       nominees listed to
     of Preferred Stock and             specified below).     the left.
     Common Stock voting together.

     1 - Peter A. Fischer      2 - George R. Schonath

(ii) Directors elected by
     holders of Preferred Stock
     voting as a separate class.

     3 - Salvatore L. Bando    4 - David A. Geraldson

(Instructions:  To withhold authority     --------------------------------------
to vote for any indicated nominee,
write the number(s) of the nominee(s)
in the box provided to the right).        --------------------------------------

2. To ratify or reject the selection of Virchow, Krause & Company, LLP as the independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 2002.

                                         [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



Check appropriate box.
Indicate changes below:           Date ______________             NO. OF SHARES

Address Change? [ ]    Name Change? [ ]   --------------------------------------


                                          --------------------------------------
                                          Signature(s) In Box
                                          Please sign exactly as your name
                                          appears hereon. When signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, please give full
                                          title as such. If a corporation,
                                          please sign in full corporate name by
                                          the President or other authorized
                                          officer. If a partnership, please sign
                                          in partnership name by authorized
                                          person.